                                                                    EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Alan Minker, Senior Vice President, Chief Financial Officer and Treasurer of Frank's Nursery & Crafts, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Annual Report on Form 10-K of the Company for the period ended January 25, 2004 (the "Report') which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan Minker
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Alan Minker
Senior Vice President,
Chief Financial Officer and Treasurer
April 23, 2004